UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:   January 29, 2005

Commission File Number 1-6227

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

    Delaware                                 42-0823980
            (State of Incorporation)    (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        On January 29, 2005, Lee Enterprises, Incorporated, a Delaware corporation (“Lee”), and LP Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Lee (the “Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pulitzer Inc. (“Pulitzer”).

        Following the announcement of the Merger Agreement, on January 31, 2005, Lee has provided the following communications materials:

•	presentation for Lee’s January 31, 2005 conference call and webcast to discuss the Merger, which is attached as Exhibit 99.1 and is incorporated herein by reference;
•	transcript of Lee's January 31, 2005 conference call and webcast, which is attached as Exhibit 99.2 and is incorporated herein by reference; and
•	a series of questions with answers about the Merger for Pulitzer employees, which is attached as Exhibit 99.3 and is incorporated herein by reference.

These communications may be deemed soliciting material pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, and are filed herewith as exhibits and incorporated herein by reference.

Additional Information and Where to Find It

        The proposed transaction will be submitted to Pulitzer’s stockholders for their consideration, and Pulitzer will file with the SEC a proxy statement to be used to solicit the stockholders’ approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF PULITZER ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement, as well as other filings containing information about Pulitzer, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to James V. Maloney, Secretary, Pulitzer Inc., 900 North Tucker Boulevard, St. Louis, Missouri 63101.

Participants in the Solicitation

        Pulitzer and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Pulitzer in connection with the proposed transaction. Information regarding Pulitzer’s directors and executive officers is available in Pulitzer’s proxy statement for its 2004 annual meeting of stockholders, which was filed with the SEC on April 2, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1   Presentation for Lee's January 31, 2005 conference call and webcast.
99.2   Transcript of Lee's January 31, 2005 conference call and webcast.
99.3   A series of questions with answers about the Merger for Pulitzer employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: February 1, 2005	/s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.     Description
99.1                 Presentation for Lee's January 31, 2005 conference call and webcast.
99.2                 Transcript of Lee's January 31, 2005 conference call and webcast.
99.3                 A series of questions with answers about the Merger for Pulitzer employees.